                                   Exhibit 99

                            Joint Filer Information

Designated Filer:           BLUM CAPITAL PARTNERS, L.P.

Statement for Month/Day/Year:     December 21, 2007

Issuer & Symbol:                  Career Education Corp. (CECO)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                    Signatures

After reasonable inquiry and to the best of our knowledge

and belief, the undersigned certify that the information

set forth in this statement is true, complete and correct.

December 21, 2007

RICHARD C. BLUM & ASSOCIATES, INC.     BLUM CAPITAL PARTNERS, L.P.

                                       By:  Richard C. Blum & Associates, Inc.

                                            its General Partner

By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan

     ------------------------------         ------------------------------

     Gregory D. Hitchan                     Gregory D. Hitchan

     Partner, Chief Operating Officer,      Partner, Chief Operating Officer,

     General Counsel and Secretary          General Counsel and Secretary

BLUM STRATEGIC GP III, L.L.C.          BLUM STRATEGIC GP III, L.P.

                                       By:  Blum Strategic GP III, L.L.C.

                                            its General Partner

By: /s/ Gregory D. Hitchan              By:  /s/ Gregory D. Hitchan

    ---------------------------------      ---------------------------------

    Gregory D. Hitchan                     Gregory D. Hitchan

    Managing Member                        Managing Member,

BLUM STRATEGIC GP IV, L.L.C.          BLUM STRATEGIC GP IV, L.P.

                                       By:  Blum Strategic GP IV, L.L.C.

                                            its General Partner

By: /s/ Gregory D. Hitchan              By:  /s/ Gregory D. Hitchan

    ---------------------------------      ---------------------------------

    Gregory D. Hitchan                     Gregory D. Hitchan

    Managing Member                        Managing Member

SADDLEPOINT PARTNERS GP, L.L.C.

By:  Blum Capital Partners, L.P.

     its Managing Member

     By:  Richard C. Blum & Associates, Inc.,

     its General Partner

By: /s/ Gregory D. Hitchan

    ---------------------------------

    Gregory D. Hitchan

    Partner, Chief Operating Officer,

    General Counsel and Secretary